FIRST FUNDS

              U.S. Treasury Money Market Portfolio


                SUPPLEMENT DATED AUGUST 29, 2000
                TO THE OCTOBER 28, 1999 PROSPECTUS

This supplement provides new information beyond that contained in the prospectus, and
       should be read in conjunction with such prospectus.



At a meeting held on June 6, 2000, the Board of Trustees of First Funds, including a majority of the Independent Trustees, unanimously approved, subject to shareholder approval, proposed amendments to the First Funds Class IV Distribution Plan and the First Funds Class IV Shareholder Services Plan. The amendment to the Class IV Distribution Plan would reflect a .50% distribution fee for the U.S. Treasury Money Market Portfolio (the "Portfolio") and the amendment to the Class IV Shareholder Services Plan would reflect a .25% shareholder services fee for the Portfolio.

On or about September 11, 2000 the Board of Trustees will mail a definitive proxy statement to the shareholders of the Portfolio to notify the shareholders of a special shareholder meeting to be held on September 25, 2000. This special meeting will be held for the purpose of voting on the aforementioned proposed amendments.